UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934.

Date of Report:  November 12, 2015
(Date of earliest event reported)

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SciClone Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation)	0-19825 (Commission File Number)	94-3116852 (IRS Employer Identification Number)
950 Tower Lane, Suite 900, Foster City, CA (Address of principal executive offices)		94404 (Zip Code)
(650) 358-3456 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On November 13, 2015, SciClone Pharmaceuticals, Inc. (the “Company”) (through its subsidiary SciClone Pharmaceuticals International China Holding Ltd. (the “SPIL”)) entered into a Letter Agreement (“2013 Re-Exportation Agreement Supplement”) with Sinopharm Holding Hong Kong International Limited (“Re-Exporter”) and Sinopharm Holding Lingyun Biopharmaceutical (Shanghai) Co. Limited (“Importer”), supplementing the Re-Exportation Agreement (the “2013 Re-Exportation Agreement”), effective as of January 1, 2013, by and among SPIL, Re-Exporter and Importer.

On November 12, 2015, the Company (through its subsidiary SPIL) entered into a Letter Agreement (“2016 Import Agreement Supplement”) with Importer supplementing and effecting an Import and Distribution Agreement (the “2016 Import Agreement”) entered into by and between SPIL and Importer to become effective on January 1, 2016 and to supersede the 2013 Re-Exportation Agreement in full.

The 2013 Re-Exportation Agreement governs the importation and distribution of ZADAXIN® (the “Product”) in the People’s Republic of China (the “Territory”). The 2013 Re-Exportation Agreement will remain in effect until December 31, 2015.

The 2013 Re-Exportation Agreement Supplement provides that orders of Product for the fourth quarter of 2015 (“Q4 2015 Orders”) will be placed and delivered directly between SPIL and Importer, and any existing Q4 2015 Orders from Re-Exporter will be cancelled. The 2013 Re-Exportation Agreement Supplement also sets forth pricing and payment terms between SPIL and Importer and provides that the importation and sale of the Products directly between SPIL and Importer in the fourth quarter of 2015 will be governed by provisions of the 2016 Import Agreement for the sole purpose of enabling the importation and distribution of the Products as described above.

The 2016 Import Agreement governs the importation and distribution of Product in the Territory, excluding Hong Kong, Macau and Taiwan. The 2016 Import Agreement will become effective on January 1, 2016 and remain in force until December 31, 2018, provided that the Agreement will automatically renew for one year terms unless cancelled by either party as provided in the agreement. The Importer’s rights under the 2016 Import Agreement are exclusive during the term of the agreement. The exclusive rights are subject to Importer’s fulfillment of certain conditions, including ordering minimum agreed quantities of ZADAXIN based upon an annual budget determined by the parties.

The 2016 Import Agreement Supplement sets forth the pricing of Product sales to customers located in Zhejiang under 2013 Re-Exportation Agreement for the third and fourth quarters of 2015. The 2016 Import Agreement Supplement also provides that these terms will apply to any of Importer’s inventories of Product as of December 31, 2015 that are sold under the 2016 Import Agreement until June 30, 2016, and stipulates that payment by SPIL, if required, may be offset against Importer’s accounts receivable with SPIL under the 2016 Import Agreement, at SPIL’s discretion.

Except as described above, no changes are made to the 2013 Re-Exportation Agreement and 2016 Import Agreement.

The Company believes that these agreements further strengthen its longstanding mutually beneficial relationship with the Sinopharm group, one of the leading companies operating in the healthcare market in China.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 17, 2015	SCICLONE PHARMACEUTICALS, INC.

	By:	/s/ Wilson W. Cheung
Wilson W. Cheung
Chief Financial Officer and Senior Vice President, Finance